UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016 (October 27, 2016)

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-199129 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Business Management Agreement

On October 27, 2016, Inland Residential Properties Trust, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Business Management Agreement (the “Amendment”) with Inland Residential Business Manager & Advisor, Inc. (the “Business Manager”), an affiliate of Inland Real Estate Investment Corporation, the Company’s sponsor, which amends the Amended and Restated Business Management Agreement with the Business Manager dated August 8, 2016 to, among other things, remove the provision of subordinated management performance interests to the Business Manager via Class M Units in Inland Residential Operating Partnership, L.P. (the “Operating Partnership”) based on the annual additional total return generated each year on the shares of the Company’s Class A and Class T common stock. As of October 27, 2016, no Class M Units had been issued to the Business Manager by the Operating Partnership.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is attached to this Current Report as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P.

Also on October 27, 2016, the Agreement of Limited Partnership of the Operating Partnership was amended and restated (the “First A&R Limited Partnership Agreement”) to, among other things, eliminate Class M Units.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the First A&R Limited Partnership Agreement, which is attached to this Current Report as Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

4.1	First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P., dated October 27, 2016

10.1	First Amendment to Amended and Restated Business Management Agreement, dated October 27, 2016, by and among Inland Residential Properties Trust, Inc., Inland Residential Business Manager & Advisor, Inc. and Inland Residential Operating Partnership, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	October 28, 2016	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P., dated October 27, 2016

10.1	First Amendment to Amended and Restated Business Management Agreement, dated October 27, 2016, by and among Inland Residential Properties Trust, Inc., Inland Residential Business Manager & Advisor, Inc. and Inland Residential Operating Partnership, L.P.

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